Supplement dated July 7, 2015 to the prospectuses dated May 1, 2015
Product Name	Prospectus Form #
Evergreen New Solutions Select Variable Annuity	45308 R (5/15)
Evergreen Pathways Select Variable Annuity	45309 R (5/15)
RiverSource ® Innovations Classic Select Variable Annuity	45312 R (5/15)
Wells Fargo Advantage Choice Select Variable Annuity	45305 R (5/15)
Wells Fargo Advantage Select Variable Annuity	45302 R (5/15)
The information in this supplement updates and amends certain information contained in your current variable annuity product prospectus. Please read it carefully and keep it with your variable annuity contract product prospectus.
Effective immediately, the following changes are hereby made to the prospectuses:
The tables in the footnote (1) for the Accumulation Protector Benefit rider in the “Expense Summary — Other Annual Expenses — Optional Living Benefits” and in the “Charges — Optional Living Benefit Charges – Accumulation Protector Benefit Rider Fee” sections in your prospectus are superseded and replaced with the following:
	If invested in Portfolio Navigator at the time of step up			If invested in Portfolio Stabilizer at the time of step up:
For applications signed	Current annual rider fee for elective step ups before 4/29/13	Current annual rider fee for elective step ups on or after 4/29/13, but before 10/18/14	Current annual rider fee for elective step ups on or after 10/18/14	Current annual rider fee for elective step ups on or after 11/18/13, but before 10/18/14	Current annual rider fee for elective step ups on or after 10/18/14
prior to Jan. 26, 2009	0.55%	1.75%	1.60%	1.30%	1.00%
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
45305-16 A (7/15)